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                                                             EXHIBIT 10.19

                   EMPLOYEE INNOVATIONS AND PROPRIETARY RIGHTS
                              ASSIGNMENT AGREEMENT

       In return for my new or continued employment by CollegeClub.com, Inc., a Delaware Corporation ("CollegeClub"), and other good and valuable consideration, the receipt and sufficiency of which I hereby acknowledge, I acknowledge and agree that:

       1. PRIOR WORK. All previous work done by me for CollegeClub relating in any way to the conception, reduction to practice, creation, derivation, design, development, manufacture, sale or support of products or services for CollegeClub is the property of CollegeClub, and I hereby assign to CollegeClub all of my right, title and interest in and to such previous work.

       2. PROPRIETARY INFORMATION. My employment creates a relationship of confidence and trust between CollegeClub and me with respect to any information:

              (a)    Applicable to the business of CollegeClub; or

              (b) Applicable to the business of any client or customer of CollegeClub, which may be made known to me by CollegeClub or by any client or customer of CollegeClub, or learned by me in such context during the period of my employment.

All such information has commercial value in the business in which CollegeClub is engaged and is hereinafter called "Proprietary Information." By way of illustration, but not limitation, Proprietary Information includes any and all technical and non-technical information including patent, copyright, trade secret, and proprietary information, techniques, sketches, drawings, models, inventions, know-how, processes, apparatus, equipment, algorithms, software programs, software source documents, and formulae related to the current, future and proposed products and services of CollegeClub, and includes, without limitation, respective information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing manufacturing, customer lists, business forecasts, sales and merchandising and marketing plans and information "Proprietary Information" also includes proprietary or confidential information of any third party who may disclose such information to CollegeClub or to me in the course of CollegeClub's business.

       3. OWNERSHIP AND NONDISCLOSURE OF PROPRIETARY INFORMATION. All Proprietary Information is the sole property of CollegeClub, CollegeClub's assigns, and CollegeClub's customers, and CollegeClub, CollegeClub's assigns and CollegeClub's customers shall be the sole and exclusive owner of all patents, copyrights, mask works, trade secrets and other rights in the Proprietary Information. I hereby do and will assign to CollegeClub all rights, title and interest I may have or acquire in the Proprietary Information. At all times, both during my employment by CollegeClub and after termination of such employment, I will keep in confidence and trust all Proprietary Information, and I will not use or disclose any Proprietary Information or anything directly relating to Proprietary Information without the written consent of CollegeClub, except as may be necessary in the ordinary course of performing my duties as an employee of CollegeClub.

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       4.     OWNERSHIP AND RETURN OF MATERIALS.  All materials (including, without limitation, documents, drawings, models, apparatus, sketches, designs, lists, and all other tangible media of expression) furnished to me by CollegeClub shall remain the property of CollegeClub. Upon termination of my employment, or at any time on the request of CollegeClub before termination, I will promptly (but no later than five (5) days after the earlier of my employment's termination or CollegeClub's request) destroy or deliver to CollegeClub, at CollegeClub's option, (a) all materials furnished to me by CollegeClub, (b) all tangible media of expression which are in my possession and which incorporate any Proprietary Information or otherwise relate to CollegeClub's business, and (c) written certification of my compliance with my obligations under this sentence.

       5. INNOVATIONS. As used in this Agreement, the term "Innovations" means all processes, machines, manufactures, compositions of matter, improvements, inventions (whether or not protectable under patent laws), works of authorship, information fixed in any tangible medium of expression (whether or not protectable under copyright laws), moral rights, mask works, trademarks, trade names, trade dress, trade secrets, know-how, ideas (whether or not protectable under trade secret laws), and all other subject matter protectable under patent, copyright, moral right, mask work, trademark, trade secret or other laws, and includes without limitation all new or useful art, combinations, discoveries, formulae, manufacturing techniques, technical developments, discoveries, artwork, software, and designs. "Innovations" includes "Inventions," which is defined to mean any inventions protected under patent laws.

       6. DISCLOSURE OF PRIOR INNOVATIONS. I have identified on Exhibit A ("Prior Innovations") attached hereto all Innovations, applicable to the business of CollegeClub or relating in any way to CollegeClub's business or demonstrably anticipated research and development or business, which were conceived, reduced to practice, created, derived, developed, or made by me prior to my employment with CollegeClub (collectively, the "Prior Innovations"), and I represent that such list is complete. I represent that I have no rights in any such Innovations other than those Prior Innovations specified in Exhibit A ("Prior Innovations"). If there is no such list on Exhibit A ("Prior Innovations"), I represent that I have neither conceived, reduced to practice, created, derived, developed nor made any such Prior Innovations at the time of signing this Agreement.

       7. ASSIGNMENT OF INNOVATIONS; LICENSE OF PRIOR INNOVATIONS. I hereby agree promptly to disclose and describe to CollegeClub, and I hereby do and will assign to CollegeClub or CollegeClub's designee my entire right, title, and interest in and to, (a) each of the Innovations (including Inventions), and any associated intellectual property rights, which I may solely or jointly conceive, reduce to practice, create, derive, develop or make during the period of my employment with CollegeClub, which either (i) relate, at the time of conception, reduction to practice, creation, derivation, development, or making of such Innovation, to CollegeClub's business or actual or demonstrably anticipated research or development, or (ii) were developed on any amount of CollegeClub's time or with the use of any of CollegeClub's equipment, supplies, facilities or trade secret information, or (iii) resulted from any work I performed for CollegeClub, and (b) each of the Innovations which is not an Invention (as demonstrated by me by evidence meeting the clear and convincing standard of proof), and any associated intellectual property rights, which I may solely or jointly conceive, develop, reduce to


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practice, create, derive, develop, or make during the period of my employment with CollegeClub, which are applicable to the business of CollegeClub (collectively, the Innovations identified in clauses (a) and (b) are hereinafter the "CollegeClub Innovations"). To the extent any of the rights, title and interest in and to CollegeClub Innovations cannot be assigned by me to CollegeClub, I hereby grant to CollegeClub an exclusive, royalty-free, transferable, irrevocable, worldwide license (with rights to sublicense through multiple tiers of sublicensees) to practice such non-assignable rights, title and interest. To the extent any of the rights, title and interest in and to CollegeClub Innovations can be neither assigned nor licensed by me to CollegeClub, I hereby irrevocably waive and agree never to assert such non-assignable and non-licensable rights, title and interest against CollegeClub or any of CollegeClub's successors in interest to such non-assignable and non-licensable rights. I hereby grant to CollegeClub or CollegeClub's designees a royalty free, irrevocable, worldwide license (with rights to sublicense through multiple tiers of sublicensees) to practice all applicable patent, copyright, moral right, mask work, trade secret and other intellectual property rights relating to any Prior Innovations which I incorporate, or permit to be incorporated, in any CollegeClub Innovations. Notwithstanding the foregoing, I agree that I will not incorporate, or permit to be incorporated, any Prior Innovations in any CollegeClub Innovations without CollegeClub's prior written consent.

       8. FUTURE INNOVATIONS. I recognize that Innovations or Proprietary Information relating to my activities while working for CollegeClub and conceived, reduced to practice, created, derived, developed, or made by me, alone or with others, within three (3) months after termination of my employment may have been conceived, reduced to practice, created, derived, developed, or made, as applicable, in significant part while employed by CollegeClub. Accordingly, I agree that such Innovations and Proprietary Information shall be presumed to have been conceived, reduced to practice, created, derived, developed, or made, as applicable, during my employment with CollegeClub and are to be promptly assigned to CollegeClub unless and until I have established the contrary by written evidence satisfying the clear and convincing standard of proof.

       9. COOPERATION IN PERFECTING RIGHTS TO PROPRIETARY INFORMATION AND INNOVATIONS.

              (a) I agree to perform, during and after my employment, all acts deemed necessary or desirable by CollegeClub to permit and assist CollegeClub, at CollegeClub's expense, in obtaining and enforcing the full benefits, enjoyment, rights and title throughout the world in the Proprietary Information and Innovations assigned or licensed to, or whose rights are irrevocably waived and shall not be asserted against, CollegeClub under this Agreement. Such acts may include, but are not limited to, execution of documents and assistance or cooperation (i) in the filing, prosecution, registration, and memorialization of assignment of any applicable patents, copyrights, mask work, or other applications, (ii) in the enforcement of any applicable patents, copyrights, mask work, moral rights, trade secrets, or other proprietary rights, and (iii) in other legal proceedings related to the Proprietary Information or Innovations.

              (b) In the event that CollegeClub is unable for any reason to secure my signature to any document required to file, prosecute, register, or memorialize the assignment of any patent, copyright, mask work or other applications or to enforce any patent, copyright, mask


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work, moral right, trade secret or other proprietary right under any Proprietary
Information (including improvements thereof) or any Innovations (including derivative works, improvements, renewals, extensions, continuations, divisionals, continuations in part, continuing patent applications, reissues, and reexaminations thereof), I hereby irrevocably designate and appoint CollegeClub and CollegeClub's duly authorized officers and agents as my agents and attorneys-in-fact to act for and on my behalf and instead of me, (i) to execute, file, prosecute, register and memorialize the assignment of any such application, (ii) to execute and file any documentation required for such enforcement, and (iii) to do all other lawfully permitted acts to further the filing, prosecution, registration, memorialization of assignment, issuance, and enforcement of patents, copyrights, mask works, moral rights, trade secrets or other rights under the Proprietary Information, or Innovations, all with the same legal force and effect as if executed by me.

       10. NO VIOLATION OF RIGHTS OF THIRD PARTIES. My performance of all the terms of this Agreement and as an employee of CollegeClub does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by me prior to my employment with CollegeClub, and I will not disclose to CollegeClub, or induce CollegeClub to use, any confidential or proprietary information or material belonging to any previous employer or others. I am not a party to any other agreement which will interfere with my full compliance with this Agreement. I agree not to enter into any agreement, whether written or oral, in conflict with the provisions of this Agreement.

       11. SURVIVAL. This Agreement (a) shall survive my employment by CollegeClub; (b) does not in any way restrict my right or the right of CollegeClub to terminate my employment at any time, with or without cause; (c) inures to the benefit of successors and assigns of CollegeClub; and (d) is binding upon my heirs and legal representatives.

       12. NONASSIGNABLE INVENTIONS. This Agreement does not apply to an Invention which qualifies fully as a nonassignable invention under the provisions of Section 2870 of the California Labor Code. I acknowledge that a condition for an Invention to qualify fully as a nonassignable invention under the provisions of Section 2870 of the California Labor Code is that the invention must be protected under patent laws. I have reviewed the notification in Exhibit B ("Limited Exclusion Notification") and agree that my signature acknowledges receipt of the notification. However, I agree to disclose promptly in writing to CollegeClub all Innovations (including Inventions) conceived, reduced to practice, created, derived, developed, or made by me during the term of my employment and for three (3) months thereafter, whether or not I believe such Innovations are subject to this Agreement, to permit a determination by CollegeClub as to whether or not the Innovations should be the property of CollegeClub. Any such information will be received in confidence by CollegeClub.

       13. INJUNCTIVE RELIEF. A breach of any of the promises or agreements contained herein will result in irreparable and continuing damage to CollegeClub for which there will be no adequate remedy at law, and CollegeClub shall be entitled to injunctive relief and/or a decree for specific performance, and such other relief as may be proper (including monetary damages if appropriate).


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       14.    NOTICES.  Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows, with notice deemed given as indicated: (a) by personal delivery, when delivered personally; (b) by overnight courier, upon written verification of receipt; (c) by telecopy or facsimile transmission, upon acknowledgment of receipt of electronic transmission; or (d) by certified or registered mail, return receipt requested, upon verification of receipt. Notices to me shall be sent to any address in CollegeClub's records or such other address as I may specify in writing.
Notices to CollegeClub shall be sent to CollegeClub's Human Resources Department or to such other address as CollegeClub may specify in writing.

       15. GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the United States of America and by the laws of the State of California, as such laws are applied to agreements entered into and to be performed entirely within California between California residents. Each of the parties irrevocably consents to the exclusive personal jurisdiction of the federal and state courts located in California, as applicable, for any matter arising out of or relating to this Agreement, except that in actions seeking to enforce any order or any judgment of such federal or state courts located in California, such personal jurisdiction shall be nonexclusive.

       16. SEVERABILITY. If any provision of this Agreement is held by a court of law to be illegal, invalid or unenforceable, (a) that provision shall be deemed amended to achieve as nearly as possible the same economic effect as the original provision, and (b) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby.

       17. WAIVER; AMENDMENT; MODIFICATION. The waiver by CollegeClub of a term or provision of this Agreement, or of a breach of any provision of this Agreement by me, shall not be effective unless such waiver is in writing signed by CollegeClub. No waiver by CollegeClub of, or consent by CollegeClub to, a breach by me, will constitute a waiver of, consent to or excuse of any other or subsequent breach by me. This Agreement may be amended or modified only with the written consent of both me and CollegeClub. No oral waiver, amendment or modification shall be effective under any circumstances whatsoever.

       18. ENTIRE AGREEMENT. This Agreement represents my entire understanding with CollegeClub with respect to the subject matter of this Agreement and supersedes all previous understandings, written or oral.


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              I certify and acknowledge that I have carefully read all of the provisions of this Agreement and that I understand and will fully and faithfully comply with such provisions.

CollegeClub.com, Inc., a Delaware Corporation:    [EMPLOYEE]


By:                                               By:
   -----------------------------                     --------------------------

Title:                                            Printed Name:
      --------------------------                               ----------------

Dated:                                            Dated:
      --------------------------                        -----------------------


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                                    EXHIBIT A


                                PRIOR INNOVATIONS

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                                    EXHIBIT B

                         LIMITED EXCLUSION NOTIFICATION

       THIS IS TO NOTIFY you in accordance with Section 2872 of the California Labor Code that the foregoing Agreement between you and CollegeClub does not require you to assign or offer to assign to CollegeClub any invention that you developed entirely on your own time without using CollegeClub's equipment, supplies, facilities or trade secret information except for those inventions that either:

       (1) Relate at the time of conception or reduction to practice of the invention to CollegeClub's business, or actual or demonstrably anticipated research or development of CollegeClub; or

       (2)    Result from any work performed by you for CollegeClub.

       To the extent a provision in the foregoing Agreement purports to require you to assign an invention otherwise excluded from the preceding paragraph, the provision is against the public policy of this state and is unenforceable.

       This limited exclusion does not apply to any patent or invention covered by a contract between CollegeClub and the United States or any of its agencies requiring full title to such patent or invention to be in the United States.

       I ACKNOWLEDGE RECEIPT of a copy of this notification.


                              By:
                                 -----------------------------------

                              --------------------------------------
                              [INSERT NAME OF EMPLOYEE]

                              Date:
                                   ---------------------------------
Witnessed by:

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[INSERT NAME OF COMPANY REPRESENTATIVE]

Dated:
      ---------------------------------


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